CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND
CORNERCAP SMALL-CAP VALUE FUND
CORNERCAP LARGE/MID-CAP VALUE FUND

Supplement Dated April 7, 2020 to the Statement of Additional Information (“SAI”) Dated August 1, 2019

The section entitled “Investment Objectives, Policies and Additional Risks,” beginning on page 1 of the SAI is hereby supplemented to include the following additional risk disclosure:

RECENT MARKET EVENTS RISK

The financial markets in which the Funds invest are subject to price volatility that may result in losses. The recent outbreak of the novel coronavirus, first detected in December 2019, has resulted in border closings, travel restrictions and quarantines, caused cancellations and disruptions to supply chains and customer activity, and caused general public concern and uncertainty, all of which has disrupted the financial markets.

Novel coronavirus has also adversely affected the economies of many nations, individual companies and the markets in general. The extent or duration of its full impact cannot be known at the present time. Certain regions or countries may perform better or worse due to, among other factors, the nature and level of their public health response. This health crisis and future health crises may exacerbate pre-existing political, social and economic risks in the U.S. or other countries.

This pandemic has resulted, and future epidemics and pandemics may similarly result, in significant volatility in the financial markets.  Market events such as these may also cause significant declines in the values or and reduced liquidity in equity, credit and fixed income markets, and may negatively affect many issuers both domestically and/or worldwide, which could have an adverse impact on a Fund. These events may cause security prices (including securities held by a Fund) to change drastically and rapidity, and in extreme cases may lead to trading restrictions or halts.  Such events may also lead to increased levels of redemptions from a Fund. Any of these events could adversely affect a Fund’s performance and result in additional losses.

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Please retain this supplement for future reference